Vanguard Sector Bond ETFs

Supplement to the Prospectus dated November 19, 2009

Vanguard Short-Term Corporate Bond ETF

Correction to the Ticker Symbol

Please replace the ticker symbol listed in the Additional Information box on page 16 with VCSH.

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Vanguard Marketing Corporation, Distributor.	PS3145 122009